SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2007

Eastern Goldfields, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52151 (Commission File Number)	88-0441307 (IRS Employer Identification No.)

1660 Hotel Circle North, Suite 207, San Diego, CA

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (619) 280-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 15, 2007, Robert McDermott tendered his resignation as a director of the registrant. Mr. McDermott resigned for personal reasons.

On February 15, 2007, the registrant appointed George E. Kanaan as a director.

Mr. Kanaan has been a consultant through his company, Resource Consolidated Limited, since January 1997. His company’s client base focuses primarily on small to medium-sized as well as various families. Mr. Kanaan provides financial advice in the fields of real estate and investment.

During the last two years, there have been no transactions between the registrant and Mr. Kanaan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN GOLDFIELDS, INC.
February 23, 2007	By: /s/ Carmine J Bua Carmine J Bua Assistant Secretary

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